UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2016

_________________

JISHANYE, INC.

_________________

(Exact name of registrant as specified in Charter)

Delaware	000-55180	46-1992903
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

7F, No. 247, Misheng 1st Road, Xinxing District Kaosiung City 800 Taiwan, Republic of China
(Address of Principal Executive Offices)

+886 7222 3733
(Registrant's Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas; Suite 1100

New York, New York 10105-0302

Phone: (212) 370-1300

Fax: (212) 370-7889

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sale of Equity Securities

On June 13, 2016, the Company entered into note purchase agreements dated as of June 1, 2016 with six residents of the Republic of China pursuant to which they purchased notes in the principal amount of $460,000. The notes are dated June 1, 2016, mature on May 31, 2017, and are convertible into common stock at a conversion price of $3.33. The conversion price gives effect to the one-for-three reverse split which was approved by the directors and stockholders and with respect to which the definitive information statement was filed with SEC on June 2, 2016. The issuance of the notes was exempt from the registration requirements of the Securities Act pursuant to an exemption provided by Regulation S of the SEC.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Form of note purchase agreement between the Company and the investors.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Jishanye, Inc.

Date: June 17, 2016	By	/s/ Mei-Chun Lin
Mei-Chun Lin
Chief Financial Officer

3